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                                   EXHIBIT 6

                                PLEDGE AGREEMENT

        This Pledge Agreement (the "Agreement"), dated February 13, 1996 to be effective as of January 31, 1996, is made by and between Harlequin Investment Holdings Limited ("Pledgor") and Regal International, Inc. (the "Secured Party").

                            INTRODUCTORY PROVISIONS:

        A. Regal (New) International, Inc., a Texas corporation ("New Regal"), has as of this day executed a promissory note in the principal amount of $900,000 ("the $900,000 Note") payable to the order of the Secured Party and a second promissory note in the principal amount of $800,000 ("the $800,000 Note") payable to the order of Secured Party.

        B. As a condition to accepting the $900,000 Note and the $800,000 Note, the Secured Party requires that Pledgor pledge to and grant a security interest in Pledgor's shares of Capital Stock of the New Regal to secure the payment of the $900,000 Note and $800,000 Note and performance of the New Regal's obligations to Secured Party.

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto agree as follows:

        1. The Pledge and Security Interest. The Pledgor hereby grants to the Secured Party a security interest in and to any and all present or future rights of the Pledgor in and to all of the following rights, interests, and property (all of the following being herein sometimes called the "COLLATERAL);
(a) 100,000 shares of the common stock of New Regal registered in the name of the Pledgor represented by Stock Certificate No. 001, (b) any and all substitutes, replacements, accessions, attachments, increases, profits, revisions, additions thereto, or dividends and coupons thereon; and (c) any and all proceeds arising from or by virtue of the sale or other disposition of, or from the collection of, the Collateral described in (a) and (b) preceding.

        2. The Indebtedness. This Agreement is being executed and delivered to secure and the security interest herein granted (the "SECURITY INTEREST") shall secure full payment and performance by New Regal of all of the indebtedness and obligations owing to the Secured Party by New Regal pursuant to the terms of the $900,000 Note and the $800,000 Note, together with any and all renewals and extensions thereof [all of such debts, indebtedness, liabilities and duties referred to in this paragraph are hereinafter collectively referred to collectively as the "Indebtedness"].

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PLEDGE AGREEMENT                                                        Page 1


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     3. NEGATIVE COVENANTS OF THE PLEDGOR. The Pledgor further covenants and agrees that, without the prior written consent of the Secured Party, the Pledgor will not (a) sell, assign or transfer any of the Pledgor's rights in the Collateral; or (b) create any other security interest in, mortgage or otherwise encumber the Collateral, or any part thereof, or permit the same to be or become subject to any lien, attachment, execution, sequestration, other legal or equitable process or any encumbrance of any kind or character, except the Security Interests herein created; or (c) take any action, or allow the Corporation to take any action, which would dilute the equity percentage of the Shares without the prior written consent of Secured Party.

     4. DEFAULT. As used herein, the term "Default" means the occurrence of one or more of the following: (a) the failure to timely pay or perform any obligations or covenants of the Indebtedness as and when due and payable or performable; (b) the sale, loss, theft, destruction, encumbrance or transfer of any of the Collateral in violation hereof, or substantial damage to any of the Collateral; (c) the levy on, seizure or attachment of the Collateral, or any part thereof.

     5. REMEDIES. Upon the occurrence of an event of Default, in addition to any and all other rights and remedies which the Secured Party may then have hereunder, under the Uniform Commercial Code of the State of New York or of any other pertinent jurisdiction (the "Code"), or otherwise, the Secured Party may, at its option (a) reduce its claim to judgment or foreclose or otherwise enforce the Security Interest, in whole or in part, by any available judicial procedure;
(b) after notification, if any, provided for herein, sell, lease, or otherwise dispose of, at the office of the Secured Party, on the premises of the Pledgor, or elsewhere, all or any part of the Collateral, in its then condition or following any commercially reasonable preparation or processing, and any such sale or other disposition may be as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust the Secured Party's power of sale, but sales may be made from time to time, and at any time, until all of the Collateral has been sold or until the Indebtedness has been paid and performed in full), and at any such sale it shall not be necessary to exhibit any of the Collateral; (c) at its discretion, retain the Collateral in satisfaction of the Indebtedness whenever the circumstances are such that the Secured Party is entitled to do so under the Code or otherwise; (d) exercise any and all other rights, remedies, and privileges it may have under any document which secures the Indebtedness; and (e) take any other action allowed under applicable law.

     Any and all proceeds ever received by the Secured Party from any sale or other disposition of the Collateral, or any part thereof, or the exercise of any other remedy pursuant here to shall be applied by the Secured Party to the Indebtedness in such order and manner as the Secured Party, in its sole discretion, may deem appropriate, notwithstanding any directions or instructions to the contrary by the Pledgor.


PLEDGE AGREEMENT                                                          Page 2

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     With respect to any part of the Collateral which is stock certificates, bonds, or other securities, the Secured Party shall have authority, upon the occurrence of an event of Default, without notice to the Pledgor, either to have them registered in the Secured Party's name, or in the name of a nominee, and, with or without such registration, to demand of the entity issuing the same, and to receive and receipt for, any and all dividends and other distributions payable in respect thereof, regardless of the medium in which paid and whether they be ordinary or extraordinary. Any entity making payment to the Secured Party hereunder shall be fully protected in relying upon the written statement of the Secured Party that the Secured Party then holds the Security Interests which entitles it to receive such payment, and the receipt of the Secured Party for such payment shall be full acquittance therefor to the person making such payment.

     6. RIGHTS CUMULATIVE. All rights and remedies of the Secured Party hereunder are cumulative of each other and of every other right or remedy which the Secured Party may otherwise have at law or in equity or under any other contract or other writing for the enforcement of the Security Interests herein or in the collection of the Note or the Indebtedness, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

     7. POWER OF ATTORNEY. The Secured Party is hereby appointed the attorney-in-fact of the Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which the Secured Party may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest.

     8. NO WAIVERS. No failure on the part of the Secured Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Secured Party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

     9. BINDING EFFECT. This Agreement shall be binding on the Pledgor and the Pledgor's heirs and assigns and shall inure to the benefit of the Secured Party, and the Secured Party's successors and assigns.

     10. TERMINATION. This Agreement and the Security Interests in the Collateral will terminate when the Indebtedness secured hereby has been paid in full by extinguishment thereof but not by renewal, modification or extension thereof.

     11. GOVERNING LAW. THE LAW GOVERNING THIS AGREEMENT WILL BE THAT OF THE STATE OF NEW YORK IN FORCE ON THE DATE OF EXECUTION OF THIS AGREEMENT.


PLEDGE AGREEMENT                                                          Page 3

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     12. AGREEMENT AS FINANCING STATEMENT. The Secured Party shall have the right at any time to execute and file this Agreement as a financing statement, but the failure of the Secured Party to do so shall not impair the validity or enforceability of this Agreement.


                                        PLEDGOR:

                                        HARLEQUIN INVESTMENT
                                        HOLDINGS, LTD.


                                        by:  /s/ Richard N. Gray
                                           ------------------------------------
                                                 Richard N. Gray
                                                 Director

PLEDGE AGREEMENT                                                          Page 4

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